Exhibit 10.1.47

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Amendment # 6

To the

2Ku In-Flight Connectivity Services Agreement

This Amendment #6 (“Amendment”) to the 2Ku In-Flight Connectivity Services Agreement is made as of June 22 2018 (“Amendment Date”), by and between Delta Air Lines, Inc. (“Delta”) and Gogo LLC (“Gogo”). Capitalized terms used herein that are not otherwise defined shall have the meanings given to such terms in the Original Agreement (as such term is defined below).

WHEREAS, Delta and Gogo are parties to the 2Ku In-Flight Connectivity Services Agreement dated as of April 1, 2015 (as amended, the “Original Agreement”), under which Gogo provides installation of certain equipment and provision of services related to Gogo’s 2Ku Connectivity Services;

WHEREAS, Delta and Gogo, desire to amend the Original Agreement to modify certain terms relating to shipset price and termination rights specifically for [***] Additional Fleet Type A/C that Delta seeks to have installed with Equipment and receive the Services by way of this amendment;

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein, Delta and Gogo agree to amend the Original Agreement as set forth below.

1.

Pursuant to Section 2.3 of the Original Agreement, the [***] A/C listed below by tail number shall be added to the Agreement as Additional Fleet Type A/C. Solely as it relates to the [***] Additional Fleet Type A/C in the below table (the “[***] Additional A/C”), the terms set forth in this Amendment shall apply.

[***]

2.

The parties acknowledge and agree that the shipsets for the [***] Additional A/C (the “[***] Shipsets”) may differ slightly from the Shipsets described in the Original Agreement [***]. The [***] Shipsets shall include, at a minimum, the components set forth in Attachment 1 to this Amendment. Notwithstanding the foregoing, the [***] Shipsets shall be subject to the other terms and conditions of the Original Agreement, including without limitation the ability to provide the 2Ku Connectivity Services in accordance with the applicable Service Levels. The price for each Shipset is [***].

3.

Notwithstanding anything in the Original Agreement to the contrary, Delta shall have the right to discontinue the Services and remove any one or more of the [***] Additional A/C from coverage under the Original Agreement for convenience and without cause (an “Additional A/C Removal”) at any point [***]. “EIS” means such A/C’s entry into service with Services commercially available to passengers. Depending on the date of the Additional A/C Removal, Delta will pay Gogo an early removal fee, as Gogo’s sole and exclusive remedy, and Delta’s sole obligation, for the Additional A/C Removal, an amount equal to the following for each A/C from the [***] Additional A/C:

a.	$[***]; and

b.	$[***].

[***]. For clarity, Section 11.3 of the Original Agreement shall not apply to the [***] Additional A/C.

4.	The terms of this Amendment are subject to the confidentiality obligations set forth in the Original Agreement.

5.	[***].

6.	The parties shall negotiate in good faith on a revised long-term structure for all Gogo equipped A/C in Delta’s fleet.

7.

Delta may terminate this Amendment in its entirety for its convenience and without cause by providing Gogo written notice of such termination by no later than December 31, 2018. For clarity, Delta shall not be liable to Gogo for fees or payments of any kind (including without limitation the removal fees set forth in Section 3 above) on account of a termination under this Section 7; provided, however, that the foregoing shall not apply to any payments obligations that Delta may have to Gogo pursuant to any other agreement or Statement of Work between the parties, including without limitation the Development and Supply Agreement dated September 14, 2017.

This Amendment contains the entire understanding among the parties, and supersedes any prior written or oral agreement between them, respecting the subject matter hereof. This Amendment shall be governed by the same laws and in the same manner as the Original Agreement. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the Amendment Date.

DELTA AIR LINES, INC.		GOGO LLC

/s/ Ken McCue		/s/ David Bijur
By:	Ken McCue	By:	David Bijur
Title:	Managing Director, Supply Chain Management	Title:	SVP, Account Mgmt

Date:	9/16/2018	Date:	6/28/18

Attachment 1 to Amendment

[***]

Description	P/N		QTY
	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]

[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]